PRUDENTIAL SECTOR FUNDS, INC.

d/b/a JennisonDryden Sector Funds (formerly, “Jennison Sector Funds”)

d/b/a DRYDEN FINANCIAL SERVICES FUND (formerly, “Jennison Financial Services Fund”)

Supplement dated January 12, 2009 to the Prospectus and Statement of Additional Information dated January 31, 2008

This Supplement replaces the Supplement dated November 21, 2008 to the Prospectus and Statement of

Additional Information dated January 31, 2008

On November 6, 2008, the Board of Directors (“the Board”) for Jennison Financial Services Fund (“the Fund”), a series of the Prudential Sector Funds, Inc. (“the Company”) doing business as Jennison Sector Funds, approved the following proposed changes for the Fund which will be reflected in the annual update of the Fund’s prospectus at the end of January 2009: (i) replacing Jennison Associates LLC with Wellington Management Company, LLP (“Wellington Management”) as sub-adviser; (ii) a change in non-fundamental investment policy to permit the Fund to invest without limitation in securities of foreign issuers; and (iii) a change in the Fund’s performance benchmark index from the Standard & Poor’s 500 Financials Index to the MSCI Finance ex Real Estate index.

In anticipation of these changes, effective January 9, 2009, the Fund changed its name to Dryden Financial Services Fund and the Company changed its name to JennisonDryden Sector Funds.

The change in investment policy reflects the belief of Prudential Investments LLC (“PI”), as the Fund’s investment adviser, that the Fund’s shareholders will benefit from Wellington Management’s experience managing a global financial services strategy, which includes both domestic and international investments, thereby increasing portfolio diversification and investment opportunities. The change in benchmark index reflects PI’s assessment that the new index will provide a better comparison for Wellington Management’s global investment approach, and is a cap-weighted index that monitors the performance of financial stocks from around the world, excluding real estate.

The Fund will furnish an information statement to its shareholders in lieu of a proxy statement in reliance on an exemptive order (the “Order”) issued by the Securities and Exchange Commission to Prudential Mutual Fund Management, Inc., PI's predecessor (Rel. No. IC-22215) that authorized PI's predecessor to enter into new subadvisory agreements with firms not affiliated with PI for portfolios advised by PI, subject to the conditions of the Order.

LR00266